NET LOSS PER SHARE (Tables)	9 Months Ended	12 Months Ended
	Nov. 30, 2014	Feb. 28, 2014
Accounting Policies [Abstract]
Anti-dilutive securities
	November 30, 2014	November 30, 2013
Stock options	2,855,000	1,940,000
Warrants	6,392,355	2,893,887
Convertible notes	-	830,615
Series A Convertible Preferred Stock	874,257	-
Total	10,121,612	5,664,615

	February 28, 2014	February 28, 2013
Stock options	2,680,000	1,116,500
Warrants	3,146,355	2,732,074
Convertible notes	1,986,467	315,576
Total	7,812,822	4,164,150